SCOUT
BALANCED
FUND


A no-load mutual
fund investing in both
equities and fixed income
obligations with emphasis
on both long-term growth
of capital and high
current income.


Semiannual Report
December 31, 1996


TO THE SHAREHOLDERS

Scout Balanced Fund's total return (price change and reinvested distributions) for the six months ended December 31, 1996, was 3.21%. The Lipper Balanced Fund index had a return of 8.33% for the same period.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Rising interest rates are typically bad for the stock market, because a higher level of rates increases the cost of doing business. Not so in 1996. For the year, yields on U.S. Treasuries increased across the board. The two-year note rose from 5.15% on January 1, 1996 to 5.87% on December 31, 1996. The ten-year note rose from 5.57% to 6.42% and the 30-year bond increased from 5.95% to 6.64% for the same periods. Ironically, stock prices continued their advance during the year. The unmanaged Standard & Poor's 500 returned 22.96%, the Standard & Poor's Midcap 400 advanced 19.23%, and the unmanaged small cap Russell 2000 gained 16.49%.

Scout Balanced Fund's 50.7% concentration in fixed income and 19.1% in cash equivalent securities handicapped the fund's relative performance for the year. As interest rates rose, bond prices declined. Although longer maturity securities lost value during the year, the shorter maturity issues in the Fund worked in our favor, resulting in very good relative performance for the fixed income component. Since there is little compensation in the current market for buyers of lower credit ratings, the credit quality is still AAA.

It is our opinion that the advance in the stock market has more to do with mutual fund inflows and a dearth of selling pressure than from strengthening of underlying fundamentals. The trend to indexing has become pervasive. As actively managed portfolios are replaced by indexed or passively managed portfolios, those securities not in the index to be replicated (but in the portfolio) are liquidated with the proceeds reinvested in those securities comprising the index. A two-tiered, inefficient market has evolved; that is, the stock prices and capitalization's of the largest stocks in the popular indices have appreciated much faster than sales, cash flow and earnings of these companies. By the same token, the valuations of stocks not heavily represented in these indices may trade at more reasonable multiples and benefit as those companies experience growth. The same type of two-tiered market had developed in the later stages of the last real bull market (1942 to 1972), which ended rather badly with a 45% drop in the S&P 500 between 1973 and 1974.

Our philosophy continues to be one of capital preservation. While most stocks are not undervalued, we believe the stocks in this Fund are reasonably priced relative to their underlying fundamentals. We do acknowledge that during periods of rapidly falling stock prices, all boats recede with the tide; hence our defensive 30.1% weighting in stocks.

While we do concern ourselves with the daily, quarterly, and even yearly performance of Scout Balanced Fund, our investment time horizon is actually much longer. We think the Fund is wisely and prudently invested in today's climate of irrational exuberance.

We welcome new shareholders and appreciate your continued support. Please feel free to call with questions or comments.


Top 10 Equity Holdings

                                                Market   Percent
                                                Value    of Total

O'Sullivan Industries Holdings, Inc.          $140,000   1.91%
Bassett Furniture Industries, Inc.             122,500   1.67%
Mylan Laboratories, Inc.                       116,375   1.59%
Bob Evans Farms                                108,000   1.48%
Florida Progress Corp.                          96,750   1.32%
Dominion Resources Inc. VA                      96,250   1.32%
Rubbermaid Inc.                                 90,500   1.24%
Unicom Corporation                              81,375   1.11%
Kerr McGee Corp.                                72,000   0.98%
Cyprus Amax Minerals Co.                        70,500   0.96%

Top 10 Equity Holdings Total:                 $994,250  13.58%

NOTE: All market values based on 12/31/96 statement of assets.

GRAPH -- Pie Chart


Sincerely


/s/Christopher P. Bloomstran
Christopher P. Bloomstran, CFA
UMB Investment Advisors


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation or any other applicable deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.


FINANCIAL STATEMENTS
Statement of Net Assets
December 31, 1996 (unaudited)

                                                                Market
        Shares  Company                                         Value

COMMON STOCKS - 29.90%
BASIC MATERIALS - 4.00%
        8,200   Amax Gold Inc.                                  52,275
        2,500   Brush Wellman, Inc.                             40,938
        4,500   Calgon Carbon Corp.                             55,125
	3,000	Cyprus Amax Minerals Co.  			70,125
        2,000   Huntco, Inc. Cl. A                              29,500
          425   International Paper Co.                         17,159
           50   Weyerhaeuser Co.                                 2,369
	1,500	Worthington Industries, Inc.  			27,187
                                                               294,678
CAPITAL GOODS - 1.06%
	1,500	Browning Ferris Industries  			39,375
	3,000	Giddings & Lewis, Inc.  			38,625
                                                                78,000
CONSUMER CYCLICAL - 5.58%
        5,000   Bassett Furniture Industries, Inc.             122,500
        1,500   Dillards Dept. Stores, Inc. Cl A                46,313
          200   Echelon International Corp.                      3,125
          552   Limited (The), Inc.                             10,143
          200   May Department Stores Co.                        9,350
       10,000   O'Sullivan Industries, Inc.                    140,000
          425   Penney (J.C.) & Co., Inc.                       20,719
        2,500   Stride Rite Corp.                               25,000
        1,500   Wal-Mart Stores, Inc.                           34,312
                                                               411,462
CONSUMER STAPLES - 4.56%
          525   Archer-Daniels-Midland Co.                      11,550
        8,000   Bob Evans Farms Inc.                           108,000
        3,000   Exabyte Corp.                                   40,125
        3,000   Lance, Inc.                                     54,000
        4,000   Rubbermaid, Inc.                                91,000
	2,400	VICORP Restaurants, Inc.  			31,800
                                                               336,475
ENERGY - 2.19%
        1,000   Kerr McGee Corp.                                72,000
          325   Murphy Oil Corp.                                18,078
          750   Phillips Petroleum Co.                          33,188
        1,600   USX-Marathon Group                              38,200
                                                               161,466
FINANCE - 1.10%
        3,000   Unicom Corp.                                    81,375

MISCELLANEOUS - 1.89%
        3,500   ACX Technologies                                69,563
       10,000   B. I. Inc.                                      70,000
                                                               139,563
RAW MATERIALS - 0.61%
        1,000   Newmont Mining Corp.                            44,750

TECHNOLOGY - 4.04%
        2,000   Apple Computer, Inc.                            41,750
        3,550   Brinker International                           56,800
        7,000   Mylan Laboratories Inc.                        117,250
        6,000   Novell, Inc.                                    56,812
          400   Texas Instruments Inc.                          25,500
                                                               298,112
UTILITIES - 4.87%
        3,000   Alcatel Alsthom Sponsored ADR                   48,000
        2,500   Dominion Resources Inc. V.A.                    96,250
        3,000   Florida Progress Corp.                          96,750
        4,150   Niagara Mohawk Power Corp.                      40,981
        1,050   Nokia Corp. Sponsored ADR                       60,506
          500   U. S. West Inc.                                 16,125
                                                               358,612

TOTAL COMMON STOCKS - 29.90%                                 2,204,493

SHORT-TERM CORPORATE NOTES - 10.83%
      100,000   American Greetings Corp.,
                5.42%, due January 22, 1997                     99,669
      100,000   American Tel & Telegraph Co.,
                5.20%, due January 10, 1997                     99,856
      100,000   Bell Atlantic Network Fdg.,
                5.33%, due January 23, 1997                     99,659
      100,000   Disney Walt Co.,
                5.37%, due January 17, 1997                     99,746
      100,000   Penny (J.C.) Funding Corp.,
                5.34%, due January 21, 1997                     99,688
      100,000   Philip Morris Cos., Inc.,
                5.25%, due January 7, 1997                      99,898
      100,000   Raytheon Co.,
                5.34%, due January 9, 1997                      99,866
      100,000   Snap On Tools Corp.,
                5.60%, due January 21 1997                      99,673
TOTAL SHORT TERM CORPORATE NOTES - 10.83%                      798,055


                                                                Market
  Face Amount   Description                                      Value

GOVERNMENT SPONSORED ENTERPRISES - 42.30%
$     150,000   Federal Farm Credit Banks,
                5.40%, due March 6, 1998                       149,321
      150,000   Federal Farm Credit Banks,
                5.035%, due January 19, 1999                   147,211
      100,000   Federal Farm Credit Banks,
                5.20%, due January 25, 1999                     98,453
      100,000   Federal Home Loan Banks,
                5.25%, due April 17, 1997                       98,440
      100,000   Federal Home Loan Banks,
                5.30%, due June 11, 1997                        99,922
      100,000   Federal Home Loan Banks,
                6.055% due, April 17, 1998                     100,266
      100,000   Federal Home Loan Banks,
                5.86%, due April 2, 1999                        99,500
      100,000   Federal Home Loan Banks,
                5.96%, due October 20, 2000                     98,953
      100,000   Federal Home Loan Banks,
                5.50%, due January 10, 2001                     97,187
      150,000   Federal Home Loan Banks,
                6.75%, due April 5, 2004                       151,149
      150,000   Federal Home Loan Mortgage Corporation,
                Debentures,
                6.99%, due July 5, 2006                        152,508
      150,000   Federal Home Loan Mortgage Corporation,
                6.745%, due August 1, 2001                     152,180
      100,000   Federal National Mortgage Association,
                5.19%, due January 13, 1997                     99,813
      100,000   Federal National Mortgage Association,
                6.84%, due October 3, 1997                     100,968
      100,000   Federal National Mortgage Association,
                6.05%, due January 12, 1998                    100,031
      200,000   Federal National Mortgage Association,
                6.23%, due September 25, 1998                  200,906
      100,000   Federal National Mortgage Association,
                5.55%, due March 12, 1999                       99,031
       72,648   Federal National Mortgage Association,
                7.00%, due October 1, 1999                      72,996
      150,000   Federal National Mortgage Association,
                6.29%, due October 4, 2000                     149,881
       79,432   Federal National Mortgage Association,
                6.00%, due April 1, 2001                        77,617
      150,000   Federal National Mortgage Association,
                7.05%, due November 12, 2002                   154,171
       66,989   Federal National Mortgage Association,
                7.00%, due February 1, 2003                     67,310
      150,000   Federal National Mortgage Association,
                6.71%, due May 21, 2003                        151,875
      150,000   Federal National Mortgage Association,
                6.72%, due August 1, 2005                      150,453
      100,000   Tennessee Valley Authority,
                5.95%, due September 15, 1998                  100,000
      150,000   Tennessee Valley Authority,
                6.00%, due November 1, 2000                    148,429
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 42.30%              3,118,571

U.S. GOVERNMENT SECURITIES - 13.44%
      250,000   U.S. Treasury Notes,
                5.625%, due November 30, 1998                  248,867
      250,000   U.S. Treasury Notes,
                5.875%, due November 15, 1999                  249,023
      250,000   U.S. Treasury Notes,
                5.75%, due October 31, 2000                    246,680
      250,000   U.S. Treasury Notes,
                5.875%, due November 30, 2001                  246,368
TOTAL U.S. GOVERNMENT SECURITIES - 13.44%                      990,938

REPURCHASE AGREEMENT - 2.71%
      200,000   Northern Trust Co., 6.375%,
                due January 2, 1997
                (Collateralized by U.S. Treasury Notes,
                6.50%, due May 15, 1997                       200,000

TOTAL INVESTMENTS - 99.18%                                $ 7,312,057

Other assets less liabilities - 0.82%                          60,369

TOTAL NET ASSETS - 100%
  (equivalent to $10.33 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  713,531 shares outstanding)                             $ 7,372,426

ADR - American Depository Receipt
*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 1996 (unaudited)

ASSETS:
  Investment securities, at market value
    (identified cost $7,151,690)                          $ 7,312,057
  Cash                                                          1,445
  Dividends receivable                                          3,055
  Interest receivable                                          55,869
  Securities sold receivable                                      -
    Total assets                                            7,372,426

LIABILITIES AND NET ASSETS:
  Payable for investments purchased                       $       -
    Total liabilities                                             -
NET ASSETS                                                $ 7,372,426

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in surplus of capital) $ 7,215,347 Accumulated undistributed income:
    Undistributed net investment income                         4,199
    Accumulated net realized loss on
      investment transactions                                 (1,016)
  Net unrealized appreciation in value of investments         153,896
NET ASSETS APPLICABLE TO OUTSTANDING SHARES               $ 7,372,426

Capital shares, $1.00 par value
  Authorized                                               10,000,000
  Outstanding                                                 713,531

NET ASSET VALUE PER SHARE                                     $ 10.33

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Operations
Six Months Ended December 31, 1996 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                             $    15,784
    Interest                                                  120,601
                                                              136,385
  Expenses:
    Withholding fees                                              148
    Management fees  (Note 3)                                  23,716
    Registration fees and other expenses                          -
                                                               23,864
      Net investment income                                   112,521

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
    (excluding commercial paper
    and repurchase agreements):
    Proceeds from sales of investments                        197,973
    Cost of investments sold                                  191,925
      Net realized gain from investment transactions            6,048
  Unrealized appreciation of investments:
    Beginning of period                                        29,396
    End of period                                             153,896
      Increase in net unrealized appreciation in
      value of investments                                    124,500
      Net gain on investments                                 130,548
      Net increase in net assets resulting
        from operations                                   $   243,069

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statements of Changes in Net Assets

                                         Six Months Ended      October 2, 1996
                                         December 31, 1996          to
                                         (unaudited)           June 30, 1996

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                          $  112,521         $   44,361
  Net realized gain from investment activities        6,048              1,339
  Increase (decrease) in net unrealized
    appreciation on investments                     124,500             29,396
    Net increase in net assets resulting
      from operations                               243,069             75,096

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                           (115,639)           (37,042)
  Net realized gain from investment transactions    (8,404)               -
    Total distributions to shareholders           (124,043)           (37,042)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 478,864 and 349,299 shares sold  4,869,822           3,518,896
  Net asset value of 11,884 and
    3,648 shares issued for
    reinvestment of distributions                  123,123              37,042
                                                 4,992,945           3,555,938
  Cost of 79,463 and 50,702 shares redeemed      (816,062)           (517,475)
    Net increase from capital share
      transactions                               4,176,883           3,038,463
      Total increase in net assets               4,295,909           3,076,517

NET ASSETS:
  Beginning of period                            3,076,517                 -
  End of period (including undistributed
     net investment
     income of $4,199 and $7,319)              $ 7,372,426         $ 3,076,517


*Distributions to shareholders:
  Income dividends per share                       $  .165             $  0.24
  Capital gains distribution per share             $  .012             $  0.00

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund was capitalized on October 2, 1995 and initial public offering was made on December 6, 1995. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Investment transactions are recorded on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Short-term investments are valued at cost with interest income recorded on the accrual basis.

Federal Income Taxes - The Fund has complied with the Internal Revenue Code requirements applicable to regulated investment companies and will distribute all income to its shareholders. Therefore, no Federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1996 (excluding repurchase agreements and short-term securities), are as follows:

                                        Other than
                                        U.S. Government   U.S. Government
                                        Securities        Securities
Purchases                               $ 1,069,228       $ 2,241,015
Proceeds from sales                         148,724            49,249

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholders accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interests, fees and the other charges of governments and their agencies for qualifying the Fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that they are sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
Larry D. Armel
William E. Hoffman, D.D.S.
Eric T. Jager
Stephen F. Rose
Stuart Wien

Officers
Larry D. Armel, President
P. Bradley Adams, Vice President & Treasurer
Elizabeth L. Allwood, Vice President
Michael A. Brummel, Vice President
Martin A. Cramer, Vice President & Secretary
John G. Dyer, Vice President
Constance E. Martin, Vice President

Investment Counsel
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young,
Philadelphia, Pennsylvania
John G. Dyer, Kansas City, Missouri

Custodian
UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862